SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) AUGUST 18, 2003
                                                         ---------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


        NEW YORK                   1-12451                     11-2636089
        --------                   -------                     ----------
     (State or other       (Commission File Number)          (IRS Employer
     jurisdiction of                                         Identification
     incorporation)                                             Number)



       1850 MCDONALD AVENUE, BROOKLYN, N.Y.                  11223
       ------------------------------------                  ------
     (Address of Principal Executive Offices)              (Zip Code)


                         Registrant's telephone number,
                       including area code, (718) 375-6700
                                            --------------


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ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits.

          Exhibit
          Number               Description of Exhibit
          ------               ----------------------

          99.1                 August  18,  2003  New  York  Health  Care,  Inc.
                               earnings release regarding the second quarter ended June 30, 2003.


ITEM 12:  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On August 18, 2003, New York Health Care issued a press release on the subject of its consolidated financial results for the first quarter ended June 30, 2003. A copy of that press release is attached to this report as Exhibit 99.1.

     The  press  release  contains  a "non-GAAP financial measure" as defined in
Item 10 of Regulation S-K under the Securities Exchange Act of 1934. The non-GAAP financial measure consists of a brief discussion of what the $19,694,000 consolidated net loss for the six months ended June 30, 2003 would have been if New York Health Care had not recorded a non-cash, non-recurring, impairment to goodwill charge of $17,869,339 resulting from the reverse acquisition transaction between New York Health Care and The Bio Balance Corp. of January 2, 2003, and a non-cash expense of $1,036,176, which resulted from both an increase in the fair value of stock options as a result of the reverse acquisition and the issuance of stock options to consultants. The press release noted that absent the impairment to goodwill charge and the non-cash expense charge, the consolidated net loss for the six months ended June 30, 2003 would have been $788,000, including net income from operations of the home health care segment of $262,000 offset by the operating losses of the Bio Balance segment, net of non-cash compensation, of $1,080,000.

     Management believes that the information contained in the press release reconciles the non-GAAP financial measure with the most directly comparable GAAP financial measure, and that the press release provides useful information to investors to aid them in understanding the presentation of New York Health Care's consolidated financial results for the second quarter ended June 30, 2003 in its Form 10-Q report filed August 14, 2003, because the non-GAAP financial measure reflection of the actual operational results permits a comparison of operating results between the second quarters of 2002 and 2003.

     In accordance with General Instructions B.6 of Form 8-K, the information in this Item 12 and in Exhibit 99.1 shall neither be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent expressly set forth by specific reference in such a filing.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 20, 2003                NEW YORK HEALTH CARE, INC.


                               By:   /s/ Jacob Rosenberg
                                     -------------------
                                     Jacob Rosenberg
                                     Vice President and Chief Operating Officer,
                                     Chief Financial and Accounting Officer,
                                     and Secretary


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